EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Broadcom Business Press Contact
Bill Blanning
Sr. Director, Corporate Communications
949-926-5555
blanning@broadcom.com

Broadcom Investor Relations Contact
Glenn Josephson
Investor Relations
949-926-6663
glennj@broadcom.com

Broadcom Completes ServerWorks Management
Transition and Settlement

IRVINE, Calif. – May 2, 2003 – Broadcom Corporation (Nasdaq: BRCM) today announced that it had completed a management transition that began last month when Duane R. Dickhut was named to lead its ServerWorks subsidiary.

In connection with the transition, Raju Vegesna, ServerWorks’ co-founder and former chief executive officer, and two other employees have left the company’s employ. Each has entered into a settlement agreement with Broadcom resolving and releasing respective claims of the parties. Existing applicable non-competition, non-solicitation and proprietary information obligations of the former employees remain in effect.

All other ServerWorks employees, including its other co-founders and senior management and its entire engineering team, remain with the company.

The settlement also resolves various issues and disputes raised by employees and former securities holders of ServerWorks relating to agreements entered into when Broadcom acquired ServerWorks in January 2001. The terms of the settlement are confidential.

In connection with the settlement, in the quarter ending June 30, 2003, Broadcom will incur $25 million in cash payments and expenses and record a one-time non-cash charge of $88 million reflecting the acceleration from future periods of stock-based compensation expense, most of which was previously recorded deferred compensation established upon the acquisition of ServerWorks (and based upon stock market valuations at that time).

In other ServerWorks-related matters, Broadcom will record additional non-cash charges of $41 million in the quarter ending June 30, 2003 relating to the final earnouts established in connection with the acquisition of ServerWorks.

All of the foregoing numbers are estimated and approximate.

About Broadcom

Broadcom Corporation is the leading provider of highly integrated silicon solutions that enable broadband communications and networking of voice, video and data services. Using proprietary technologies and advanced design methodologies, Broadcom designs, develops and supplies complete system-on-a-chip solutions and related hardware and software applications for every major broadband communications market. Our diverse product portfolio includes solutions for digital cable and satellite set-top boxes; cable and DSL modems and residential gateways; high-speed transmission and switching for local, metropolitan, wide area and storage networking; home and wireless networking; cellular and terrestrial wireless communications; Voice over Internet Protocol (VoIP) gateway and telephony systems; broadband network processors; and SystemI/O™ server solutions. These technologies and products support our core mission: Connecting everything®.

Broadcom is headquartered in Irvine, Calif., and may be contacted at 1-949-450-8700 or at www.broadcom.com.

Safe Harbor Statement of Broadcom Corporation under the Private Securities Litigation Reform Act of 1995:

All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by us. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “possible,” “possibility,” “if,” “future,” “risk,” “continue,” “remain,” similar expressions, and variations or negatives of these words. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements speak only as of the date hereof and are based upon the information available to us at this time. Such information is subject to change, and we will not necessarily inform you of such changes. These statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors.

Important factors that may cause such a difference with respect to matters covered in this release include primarily, but are not limited to, retention and departures of ServerWorks employees, which in turn may be affected by the performance and prospects of ServerWorks, Broadcom and our employees; general economic and political conditions and specific conditions in the markets Broadcom and ServerWorks address, including the continuing significant economic slowdown and volatility in the technology sector and semiconductor industry, trends in the broadband communications markets in various geographic regions, and possible disruption in commercial activities related to terrorist activity or armed conflict in the United States and other locations; the timing and successful completion of technology and product development through volume production; the rate at which our present and future customers and end-users adopt our technologies and products in the markets for high performance SystemI/O and related products; delays in the adoption and acceptance of industry standards in those markets; changes in ServerWorks’ relationship with technology partners and licensors (including Intel); competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of Broadcom and ServerWorks products; our ability to integrate acquired companies and achieve desired transaction objectives; our ability to retain and hire key executives, technical personnel and other employees in the numbers, with the capabilities, and at the compensation levels needed to implement our business and product plans; our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a timely manner; the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; the timing, rescheduling or cancellation of significant customer orders and the ability of our customers to manage their inventories; the loss of a key customer; the volume of our product sales and pricing concessions on volume sales; the effects of new and emerging technologies; changes in our product or customer mix; intellectual property disputes and customer indemnification claims and other types of litigation risk; the availability and pricing of third party semiconductor foundry and assembly capacity and raw materials; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; the risks of producing products with new suppliers and at new fabrication and assembly facilities; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; the quality of our products and any remediation costs; the effectiveness of our expense and product cost control and reduction efforts; the risks and uncertainties associated with our international operations, particularly in light of recent, pending and threatened tensions, conflicts and events; the effects of natural disasters, public health emergencies, international conflicts and other events beyond our control; the level of orders received that can be shipped in a fiscal quarter; and other factors. Additional important factors that may cause such a difference with respect to matters covered in this release include, but are not limited to, the assertion, interpretation, enforcement and enforceability of legal obligations, rights and agreements; changes in the law; and changes in accounting standards and policies.

Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Broadcom®, the pulse logo, Connecting everything®, ServerWorks™, the ServerWorks logo and SystemI/O™ are trademarks of Broadcom Corporation and/or its affiliates in the United States and certain other countries. All other trademarks are the property of their respective owners.